Taxation (Tables)	6 Months Ended
Sep. 30, 2019
Taxation
Schedule of income tax expense

	Six months ended 30 September
	2019	2018
		(restated)[1]
	€m	€m
United Kingdom corporation tax (expense)/income[2]:
Current year	(14)	1
Adjustments in respect of prior years	(10)	(6)

Overseas current tax (expense)/income:
Current year	(474)	(589)
Adjustments in respect of prior years	14	19
Total current tax expense	(484)	(575)

Deferred tax on origination and reversal of temporary differences:
United Kingdom deferred tax	144	39
Overseas deferred tax	(1,040)	(884)
Total deferred tax expense	(896)	(845)
Total income tax expense	(1,380)	(1,420)

Note:

1.

Revenue for the comparative period has been revised for the allocation of, and timing of recognition for, equipment and service revenue compared to amounts previously disclosed in the condensed consolidated financial statements for the six months ended 30 September 2018. As a result, the overseas deferred tax charge has increased by €11 million from €873 million to €884 million and the total income tax expense increased by €11 million.

2.

UK operating profits are largely offset by statutory allowances for capital investment in the UK network and systems plus ongoing interest costs including those arising from the €10.3 billion of spectrum payments to the UK government in 2000 and 2013.